Share Capital (Tables)	3 Months Ended
Jan. 31, 2024
Share Capital [Abstract]
Schedule of the Fair Value of Underwriters Warrants	The fair value of the underwriters warrants was estimated using the Black-Scholes option pricing model assuming no expected dividends or forfeitures and the following weighted average assumptions:
Risk-free interest rate	1.43%
Expected life (in years)	5
Expected volatility	150%